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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 28, 2002
                        (Date of earliest event reported)


                              MICROS SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


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
MARYLAND                            000-09993                                   52-1101488
---------------------------------------------------------------------------------------------------
(State of incorporation)            (Commission File Number)                    (I.R.S. Employer
                                                                             Identification Number)

           7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip code)


        Registrant's telephone number, including area code: 443-285-6000
                                                            ------------


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Item 5.  Other Events.

         The registrant's press release dated August 28, 2002, regarding its financial results for the fourth fiscal quarter and the 2002 fiscal year, ended June 30, 2002, is Exhibit 99.1 of this Form 8-K. Additionally, Exhibit 99.2 is the registrant's consolidated balance sheet for the fiscal year ended June 30, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 28, 2002



                                MICROS Systems, Inc.
                                (Registrant)


                                By:   /s/ Gary C. Kaufman
                                      -------------------------------------
                                      (Gary C. Kaufman, Executive Vice-President
                                      and Chief Financial Officer)


Exhibit Index

99.1     Press Release

99.2     Consolidated Balance Sheet, June 30, 2002